Exhibit 99.1

April 2, 2024

Marathon Digital Holdings Announces the Closing of its Acquisition of a 200- Megawatt Bitcoin Mining Data Center Adjacent to a Wind Farm

Fort Lauderdale, FL, April 02, 2024 (GLOBE NEWSWIRE) -- Marathon Digital Holdings, Inc. (NASDAQ:MARA) (“Marathon” or “Company”), one of the world’s largest publicly traded Bitcoin miners and a leader in supporting and securing the Bitcoin ecosystem, has closed its previously announced acquisition of a Bitcoin mining data center in Garden City, Texas, with a name plate capacity of 200 megawatts, from Applied Digital Corporation (“Applied Digital”).

“With the closing of this acquisition, we have gained more influence over our operations, an opportunity to reduce our cost per coin at this site, and an additional 100 megawatts of capacity in which to expand,” said Fred Thiel, Marathon’s chairman and CEO. “Following the anticipated expansion of this site later in the year, our Bitcoin mining portfolio will consist of 1.1 gigawatts of capacity, 54% of which we will directly own and operate, and all of which are diversified across eleven sites on three continents. With orders and options for machines that represent an additional 45 exahash of capacity already placed, and with the acquisition of our third Bitcoin mining site now complete, we believe we have a clear path to reach our growth targets of 35 to 37 exahash this year and 50 exahash next year.”

Wes Cummins, CEO and chairman of Applied Digital, commented, “The Bitcoin mining data center in Garden City, Texas is state-of-the-art and a testament to the quality of Applied Digital’s infrastructure. With this transaction now closed, both Marathon and Applied Digital are better positioned to pursue their long-term strategies.”

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Forward-Looking Statements” below.

Forward-Looking Statements

Statements made in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

About Marathon Digital Holdings

Marathon is a digital asset technology company that focuses on supporting and securing the Bitcoin ecosystem. The Company is currently in the process of becoming one of the largest and most sustainably powered Bitcoin mining operations in North America.

For more information, visit www.mara.com, or follow us on:

Twitter: @MarathonDH

LinkedIn: www.linkedin.com/company/marathon-digital-holdings

Facebook: www.facebook.com/MarathonDigitalHoldings

Instagram: @marathondigitalholdings

Marathon Digital Holdings Company Contact:

Telephone: 800-804-1690

Email: ir@mara.com

Marathon Digital Holdings Media Contact:

Email: marathon@wachsman.com